Summary prospectus

Value equity

Delaware REIT Fund

Nasdaq ticker symbols
Class A	DPREX
Class B	DPRBX
Class C	DPRCX
Class R	DPRRX

February 28, 2010

Before you invest, you may want to review the Fund's statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders online at
www.delawareinvestments.com/retail/literature. You can also get this information at no cost by calling 800 523-1918 or by sending an e-mail request to service@delinvest.com. The Fund's statutory prospectus and statement of additional information, both dated February 28, 2010, are each incorporated by reference into this summary prospectus.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Delaware REIT Fund

What is the Fund's investment objective?

Delaware REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's statutory prospectus under the section entitled "About your account," and in the Fund's statement of additional information under the section entitled "Purchasing shares."

Shareholder fees (fees paid directly from your investment)
Class	A	B	C	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	4.00%[1]	1.00%[1]	none
Exchange fees[2]	none	none	none	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investments)
Class	A	B	C	R
Management fees	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.60%
Other expenses	0.83%	0.83%	0.83%	0.83%
Total annual fund operating expenses	1.88%	2.58%	2.58%	2.18%
Less fee waivers and expense reimbursements[3]	(0.33%)	(0.28%)	(0.28%)	(0.38%)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.55%	2.30%	2.30%	1.80%

1

If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

2	Exchanges are subject to the requirements of each Delaware Investments ® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
3

The Fund's investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual fund operating expenses from exceeding 1.30% of the Fund's average daily net assets from February 28, 2010 through February 28, 2011. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund. In addition, the Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Class A and Class R shares' 12b-1 fees from February 28, 2010 through February 28, 2011 to no more than 0.25% and 0.50%, respectively, of the classes' average daily net assets.

Expense example

The example below is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. For Class R shares, this example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without waivers for years 2 through 10. For Class A, B, and C shares, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods shown. Actual expenses may be higher or lower than those shown in this example.

		(if redeemed)		(if redeemed)
Class	A	B	B	C	C	R
1 year	$724	$233	$633	$233	$333	$183
3 years	$1,102	$776	$1,051	$776	$776	$646
5 years	$1,504	$1,345	$1,570	$1,345	$1,345	$1,135
10 years	$2,624	$2,723	$2,723	$2,894	$2,894	$2,484

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 174% of the average value of its portfolio.

What are the Fund's main investment strategies?

The Fund primarily invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in real estate investment trusts (REITs) (80% policy).

In managing the Fund portfolio, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for those that:

  retain a substantial portion of the properties' cash flow;

  effectively use capital to expand;

  have a strong ability to raise rents; and

  can create a franchise value for the REIT.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition
Real estate industry risk	The risk includes among others: possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean-up or damages from natural disasters; limitations or fluctuations in rent payments; cashflow fluctuations; and defaults by borrowers. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Code and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act.
Currency risk	The risk that the value of a fund's investments may be negatively affected by changes in foreign currency exchange rates.
Derivatives risk	Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty's ability to fulfill its contractual obligations.
Foreign risk	The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.
Futures and options risk	The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.
Interest rate risk	The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.
Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.
Nondiversification risk	A nondiversified fund has the flexibility to invest as much as 50% of its assets in as few as two issuers, with no single issuer accounting for more than 25% of the fund. The remaining 50% of the fund must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of fund shares may increase or decrease more rapidly than if it were fully diversified.

How has Delaware REIT Fund performed?

The bar chart and table below can help you evaluate the risks of investing in the Fund. The bar chart shows how annual returns for the Fund's Class A shares have varied over the past 10 calendar years. The table shows the average annual returns of the Class A, B, C, and R shares for the 1-, 5-, and 10-year periods. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would have been lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling 800 523-1918 or by visiting our web site at www.delawareinvestments.com/performance.

Year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A's highest quarterly return was 30.00% for the quarter ended September 30, 2009 and its lowest quarterly return was -36.92% for the quarter ended December 31, 2008. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2009

	1 year	5 years	10 years or lifetime[1]
Class A return before taxes	15.86%	-2.12%	8.93%
Class A return after taxes on distributions	14.18%	-4.95%	6.34%
Class A return after taxes on distributions and sale of Fund shares	9.98%	-1.82%	7.33%
Class B return before taxes[2]	17.93%	-1.88%	8.92%
Class C return before taxes[2]	20.93%	-1.69%	8.77%
Class R return before taxes	22.39%	-1.22%	6.33%
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses, or taxes)	27.99%	0.36%	10.62%

1

The returns are shown for the 10-year period for the Fund's Class A, Class B, and Class C shares because they have existed for more than 10 years. The return are shown for the Fund's Class R shares lifetime period because the inception date for the Class R Shares is June 2, 2003. The Index return for the Class R lifetime is 7.63%. The Index reports returns on a monthly basis as of the last day of the month.

2

Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns for Class B would be 21.93%, -1.68%, and 8.92%, for the 1-, 5-, and 10-year periods, respectively; and returns for Class C would be 21.93%, -1.69%, and 8.77%, for the 1-, 5-, and 10-year periods, respectively.

The Fund's returns are compared to the performance of the FTSE NAREIT Equity REITs Index. The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts traded on U.S. exchanges.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company

Portfolio managers	Position with Delaware Management Company	Start date on the Fund
Babak "Bob" Zenouzi	Senior Vice President, Senior Portfolio Manager	May 2006
Damon J. Andres, CFA	Vice President, Senior Portfolio Manager	January 1997

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; by regular mail (c/o Delaware Investments, P.O. Box 219691, Kansas City, MO 64121-9691); by overnight courier service (c/o Delaware Service Center, 430 W. 7th Street, Kansas City, MO 64105); by telephone to our Shareholder Service Center at 800 523-1918 weekdays from 8 a.m. to 7 p.m. Eastern time; by telephone to our automated telephone service at 800 362-3863 at any time; through our web site at www.delawareinvestments.com; or by wire.

In most cases, the minimum initial investment is $1,000 and subsequent investments can be made for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, or through a direct deposit purchase plan or an automatic investment plan, the minimum initial investment is $250 and subsequent investments can be made for as little as $25. The minimum initial purchase for a Coverdell Education Savings Account is $500 and subsequent investments can be made for as little as $25. There is no minimum initial purchase requirement for Class R shares, but certain eligibility requirements must be met. The minimums vary for retirement plans other than IRAs, Roth IRAs, or Coverdell Education Savings Accounts. We may reduce or waive the above minimums in certain cases. As of May 31, 2007, no new or subsequent investments are allowed in the Fund's Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges.

Tax information

The Fund's distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to broker/dealers and other
financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

SMPR-095 [10/09] DG3 14864 [2/10]